SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                         Date of Report:    May 4, 1999

                 Date of Earliest Event Reported:  May 3, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                           75-1475224
               ------                           ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On May 3, 1999, Registrant issued a press release announcing the elevation of James D. Allen to the position of executive vice president and chief operating officer. Tandycrafts also named Michael J. Murray as treasurer and Troy A. Huseman as controller.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               --------       --------------------------------------------

                 99 Copy of press release announcing the elevation of James D. Allen to the position of executive vice president and chief operating officer. Tandycrafts also named Michael J. Murray as treasurer and Troy A. Huseman as controller.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.

Date:  May 5, 1999                        By:/s/ Michael J. Walsh
      ------------------------               --------------------------
                                             Michael J. Walsh, President
                                             and Chief Executive Officer


Date:  May 5, 1999                        By:/s/ James D. Allen
      ------------------------               --------------------------
                                             James D. Allen, Executive Vice
                                             President and Chief Financial
                                             Officer


Date:  May 5, 1999                        By:/s/ Troy A. Huseman
      ------------------------               --------------------------
                                             Troy A. Huseman
                                             Assistant Vice President -
                                             Controller